Exhibit 99.1

HP Inc. 1501 Page Mill Palo Alto, CA 94304 hp.com

News Release

HP Inc. Accelerates Disruption of $55B Copier Segment with Acquisition of Samsung Electronics Co., Ltd.’s Printer Business

Aims to reinvent and replace service-intensive copiers with superior multifunction printing

Palo Alto, Calif., and Suwon, South Korea, Sept. 12, 2016 — HP Inc. (NYSE: HPQ), the world leader in printing, today announced a definitive agreement to acquire Samsung Electronics Co., Ltd.’s (005930.KS) printer business in a deal valued at $1.05 billion.

The acquisition positions HP to disrupt and reinvent the $55 billion copier industry, a segment that hasn’t innovated in decades. Copiers are outdated, complicated machines with dozens of replaceable parts requiring inefficient service and maintenance agreements. Customers are frequently frustrated with the number of visits needed to keep copier machines functioning. Today, HP is investing to disrupt this category by replacing copiers with superior multifunction printer (MFP) technology.

Samsung has built a formidable portfolio of A3 MFPs that deliver the performance of copiers with the power, simplicity, reliability and ease-of-use of printers and with as few as seven replaceable parts. Integrating the Samsung printer business’ products, including their mobile-first and cloud-first user experience, with HP’s next-generation PageWide technologies will create a breakthrough portfolio of printing solutions with the industry’s best device, document, and data security.

This is the largest print acquisition in HP’s history and accelerates its growth opportunities in the copier segment, strengthens its leading laser printing portfolio that has been established with Canon, and paves the way for future printing innovation. It also creates new avenues for growth and greater profitability for partners as they expand managed print services as sales models shift from transactional to contractual.

“When we became a separate company just 10 months ago, it enabled us to become nimble and focus on accelerating growth and reinventing industries,” said Dion Weisler, president and CEO of HP. “We are doing this with 3D printing and the disruption of the $12 trillion traditional manufacturing industry, and now we are going after the $55 billion copier space. The acquisition of Samsung’s printer business allows us to deliver print innovation and create entirely new business opportunities with far better efficiency, security, and economics for customers.”

Samsung’s printer business also brings a compelling intellectual property portfolio of more than 6,500 printing patents and a world-class workforce that includes nearly 1,300 researchers and engineers with advanced expertise in laser printer technology, imaging electronics, and printer supplies and accessories to support continued innovation in print market solutions.

“HP Inc. has been a valued partner and customer of Samsung,” said Dr. Oh-Hyun Kwon, vice chairman and CEO of Samsung Electronics Co., Ltd. “We can now leverage our combined capacity for innovation to further enhance the value of our relationship.”

Acquiring Samsung’s printer business will also strengthen HP’s ability to service customers in global laser printing, a category where it has enjoyed a strong, mutually beneficial partnership with Canon for more than three decades. HP is confident this transaction will provide new opportunities to further strengthen and accelerate this highly valued relationship.

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“HP and Canon have long discussed print innovation to create customer value in business printing and in the growing MPS market,” said Fujio Mitarai, chairman and CEO of Canon Inc. “This transaction will further evolve our collaboration and bring about growth for both of our companies.”

The acquisition is expected to be accretive in the first full year following closing, with cost synergies and a strong financial model. The transaction is expected to close within 12 months pending regulatory review and other customary closing conditions. After closing, Samsung has agreed to make a $100 million to $300 million equity investment in HP through open market purchases.

HP will host a conference call to discuss the transaction today, Sept. 12, 2016, at 8:00 a.m. ET/5:00 a.m. PT. To register, go to www.hp.com/investor/HPupdateSeptember2016.

About HP Inc.

HP Inc. creates technology that makes life better for everyone, everywhere. Through our portfolio of printers, PCs, mobile devices, solutions, and services, we engineer experiences that amaze. More information about HP Inc. is available at http://www.hp.com.

About Samsung Electronics Co., Ltd.’s printer business

Since 1982, Samsung Electronics Co., Ltd.’s printing business has been exploring and delivering digital revolution to the printing industry with solutions that transform workplaces into smart offices. More information about Samsung’s printer business is available at http://samsungprintingsolutions.com/ .

Forward-Looking Statements

This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Inc. and its consolidated subsidiaries (“HP”) may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred tax assets, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges; any statements of the plans, strategies and objectives of management for future operations, including the execution of restructuring plans and any resulting cost savings, revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.

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Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2016,  April 30, 2016 and July 31, 2016, and HP’s other filings with the Securities and Exchange Commission. HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://www.hp.com/investor/home contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated and new information is posted.

© 2016 HP Inc. The information contained herein is subject to change without notice. The only warranties for HP Inc. products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP Inc. shall not be liable for technical or editorial errors or omissions contained herein.

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